SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 30, 2002
                                                ----------------------

                             Heilig-Meyers Company
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Virginia                     1-8484             54-0558861
 ---------------------------       ------------      ------------------
(State or other jurisdiction       (Commission         (IRS Employer
    of incorporation)              file number)      Identification No.)


12560 West Creek Parkway, Richmond, Virginia              23238
--------------------------------------------           ----------
  (Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code        (804) 784-7300
                                                    ------------------------

                            N/A
------------------------------------------------------------
(Former name or former address, if changed since last report

Item 5.   OTHER EVENTS

         On August 16, 2000, Heilig-Meyers Company and certain of its subsidiaries (collectively, "the Debtors") filed voluntary petitions for relief under Chapter 11, Title 11 of the United States Bankruptcy Code with the United States Bankruptcy Court ("Bankruptcy Court") for the Eastern District of Virginia, case number 00-34533. On May
         30, 2002 the Debtors submitted to the Bankruptcy Court their summary financial information for the month and fiscal year-to-date ended August 31, 2002, a copy of which is attached hereto as Exhibit 99.1.


ITEM 7.   EXHIBITS

          (c)  Exhibits

          99.1 Summary financial information for the month and fiscal year-to-date ended August 31, 2002 as filed with the United States Bankruptcy Court for the Eastern District of Virginia.

                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            HEILIG-MEYERS COMPANY

Date:  October 15, 2002                     By: /s/Ronald L. Barden
                                            ----------------------------
                                            Ronald L. Barden
                                            Managing Director of
                                            Reorganization

                                                                   EXHIBIT 99.1


                              HEILIG-MEYERS COMPANY
                           CONSOLIDATED BALANCE SHEET
                             (Amounts in thousands)
                                   (Unaudited)


                                                  August 31,   February 28,
                                                    2002          2002
    ASSETS                                      ------------   -----------

    Current Assets:
    Cash                                         $    6,973    $    7,688
    Accounts Receivable, Net                             --            --
    Inventories                                      50,959        46,818
    Other Receivables                                 7,071         8,199
    Prepaid Expenses                                  3,238         2,429
                                                  ---------     ---------
    Total Current Assets                             68,241        65,134
                                                  ---------     ---------

    Land and Buildings                               20,984        22,821
    Fixtures, Furniture and Vehicles                  9,336         9,077
    Leasehold Improvements                           23,344        23,132
    Construction in Progress                             30            --
                                                  ---------     ---------
    Total Property and Equipment                     53,694        55,030
    Accumulated Depreciation and Amortization        20,615        18,972
                                                  ---------     ---------
    Property and Equipment, Net                      33,079        36,058
                                                  ---------     ---------

    Other Assets                                    103,775       125,554
                                                  ---------     ---------
    TOTAL ASSETS                                 $  205,095    $  226,746
                                                  =========     =========

    LIABILITIES AND STOCKHOLDERS' DEFICIT

    Current Liabilities:
    DIP Facilities - Revolving Facility          $       --    $       --
    Accounts Payable                                  4,313         2,842
    Accrued Expenses                                 24,884        31,042
    Income Tax Currently Payable                        146           766
    Deferred Revenue                                  6,055         8,180
                                                  ---------     ---------
    Total Current Liabilities                        35,398        42,830
                                                  ---------     ---------

    DIP Facilities - Term Facility                       --            --
    Deferred Income Taxes                                --            --
    Liabilities Subject to Compromise               712,291       718,972

    Commitments and Contingencies

    Stockholders' Deficit:
    Common Stock                                    121,526       121,525
    Capital in Excess of Par Value                  240,871       240,871
    Retained Deficit                               (904,991)     (897,452)
                                                  ---------     ---------
    Total Stockholders' Deficit                    (542,594)     (535,056)
                                                  ---------     ---------
    TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT  $  205,095    $  226,746
                                                  =========     =========

                              HEILIG-MEYERS COMPANY
                    CONSOLIDATED INTERNAL OPERATING STATEMENT
                (Amounts in thousands, except earnings per share)
                                   (Unaudited)

                                           One Month Ended    Six Months Ended
                                            August 31, 2002    August 31, 2002
                                         ------------------  ------------------

Sales                                              $ 30,446          $ 172,366
Costs of Sales                                       16,629             94,295
                                                    -------            --------
    Maintained Margin                                13,817             78,071


Other Income                                          1,949             13,913
                                                    -------            --------
    Total Income                                     15,766             91,984


Selling, General & Administrative Expense            15,006             88,341
Interest Expense                                         35                353
                                                    -------            --------
    Total Operating Expense                          15,041             88,694

Operating Income Before Reorganization Items,
  Delivered Sales Adjustment and Income Taxes           725              3,290

Reorganization Items:
  Store and Distribution Center Exit Costs              177                413
  Credit Operations Exit Costs                           --                 --
  Asset Impairment                                   (7,797)            (7,797)
  Interest Income                                        --                 --
  Trustee Fees                                           --                (23)
  Professional Fees                                    (565)            (2,673)
                                                    -------            --------
     Total Reorganization Items                      (8,185)           (10,080)

Delivered Sales Adjustment                             (502)              (749)
                                                    -------            --------
Income (Loss) Before Income Taxes                    (7,962)            (7,539)
Income Taxes                                             --                 --
                                                    -------            --------
Net Income (Loss)                                  $ (7,962)          $ (7,539)
                                                    =======            ========

Income (Loss) per Share                            $  (0.13)         $   (0.12)

Diluted Shares                                       60,763             60,763

                             HEILIG-MEYERS COMPANY
                      CONSOLIDATED STATEMENT OF CASH FLOWS
                             (Amounts in thousands)
                                  (Unaudited)

                                           One Month Ended    Six Months Ended
                                           August 31, 2002    August 31, 2002
                                          ------------------  ------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net Income                                       $ (7,962)          $  (7,539)
Adjustments to reconcile net income to net cash
 provided by (used in) operating activities:
   Depreciation and amortization                      294               1,770
   Reorganization items                             8,185              10,079
   Change in operating assets and liabilities:
       Accounts receivable                             --                  --
       Other receivables                             (775)              2,498
       Inventories                                 (1,365)             (4,141)
       Prepaid expenses                               225                (642)
       Deferred taxes                                  --                  --
       Deferred revenue                            (1,043)             (2,125)
       Accounts payable                             3,734                 875
       Accrued expenses                            (4,317)             (4,309)
                                                 ---------           ---------
Net cash provided by (used in)
  operating activities                             (3,025)             (3,534)
                                                 ---------           ---------

CASH FLOWS RELATED TO INVESTING ACTIVITIES:
  Additions to property and equipment                 (88)               (570)
  Disposals of property and equipment               1,006               2,008
  Proceeds from dispositions of fixed
    assets - reorganization                           678               1,504
  Miscellaneous investments                         1,089               8,694
                                                 ---------           ---------
Net cash provided by investing activities           2,686              11,636
                                                 ---------           ---------

CASH FLOWS RELATED TO FINANCING ACTIVITIES:
  Decrease in notes payable, net                       --                  --
  Payments of long-term debt                           --                  (4)
  DIP proceeds (payments) - Revolving Facility         --                  --
  DIP proceeds (payments) - Term Facility              --                  --
  Restricted cash                                  (1,238)             (8,813)
                                                 ---------           ---------
Net cash provided by (used in)
  financing activities                             (1,238)             (8,817)
                                                 ---------           ---------
Net increase in cash                               (1,577)               (715)
Cash at beginning of period                         8,551               7,688
                                                 ---------           ---------
Cash at end of period                           $   6,973          $    6,973
                                                 =========           =========